Exhibit 4.2


   NUMBER                                                              SHARES

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                          PACIFIC BEPURE INDUSTRY INC
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE $0.0001                                          CUSIP NO. 69404B 10 2
COMMON STOCK

THIS CERTIFIES THAT



is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                          PAR VALUE OF $0.0001 EACH OF

                          PACIFIC BEPURE INDUSTRY INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                         DATED:

                                         Countersigned and Registered:

        /s/                                       SIGNATURE STOCK TRANSFER, INC.
CHIEF EXECUTIVE OFFICER                             (Plano Texas) Transfer Agent


                                                  By
                                                            Authorized Signature

                                      SEAL

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)  - as tenants in common               UNIF GIFT MIN ACT  ____  Custodian ____
TEN ENT        - as tenants by the entireties                         (cust)         (Minor)
JT TEN (J/T)   - as joint tenants with right                          under the Uniform Gifts (Transfers)
                 of survivorship and not as                           to Minors
                 tenants in common                                    Act__________________
                                                                       (State)

   Additional abbreviations may also be used although not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT-SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------- Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated________________


                                            X___________________________________


_________________________________           ____________________________________
      SIGNATURE GUARANTEE                   NOTICE:   THE   SIGNATURE   TO  THIS
(BY BANK, BROKER, CORPORATE OFFICER)        AGREEMENT MUST  CORRESPOND  WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE,  IN  EVERY  PARTICULAR,
                                            WITHOUT  ALTERATION OR  ENLARGEMENT,
                                            OR ANY CHANGE WHATEVER.